Exhibit 32


                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 7, 2003                                     /s/ James Carbonari
                                                         -------------------
                                                         President and CEO


                                                         /s/ Gregory P. Jensen
                                                         ---------------------
                                                         Chief Financial Officer


















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